SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 6, 2007
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                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
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             (Exact name of registrant as specified in its charter)


      California                     333-124115                20-2355224
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 8.01.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 13 ("Series 13") has acquired an interest in:

o        Davenport Housing VII, L.P., an Iowa limited partnership.

This entity is referred to herein as a local limited partnership.

o        Davenport Housing VII owns Marycrest Senior Housing IV.

         The following tables contain information concerning the local limited partnership identified herein and its property:

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                                           ESTIMATED
                                           OR ACTUAL    ESTIMATED                                               ANTICIPATED
               PROJECT                     CONSTRUC-    DEVELOPMENT                              PERMANENT      AGGREGATE
LOCAL          NAME AND                    TION         COST         NUMBER OF       BASIC       LOAN           TAX
LIMITED        NUMBER         LOCATION     COMPLETION   (INCLUDING   APARTMENT       MONTHLY     PRINCIPAL      CREDITS
PARTNERSHIP    OF BUILDINGS   OF PROPERTY  DATE         LAND COST)   UNITS           RENTS       AMOUNT         (1)
-------------- -------------- ------------ ------------ ------------ --------------- ----------- -------------- ------------
Davenport      Marycrest      Davenport    June 2008    $3,389,701   4 Studio Units  $334        $400,000   (3) $2,747,540
Housing        Senior         (Scott                                 6 1-BR Units    $423        $ 55,333   (4)
VII            Housing IV     County),                               10 2-BR Units   $495        $100,000   (5)
               2 buildings    Iowa
               (2)
-------------- -------------- ------------ ------------ ------------ --------------- ----------- -------------- ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 13 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 13 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2.   Rehabilitation property.

3. The mortgage will be provided by Valley Bank for a term of 15 years at an interest rate of 7.5% per annum. Principal and interest will be payable monthly based on a 30-year amortization schedule. Outstanding principal and interest will be due and payable on maturity.

4. The local general partner will provide the mortgage loan for a term of 15 years interest-free and repayable from cash flow. Outstanding principal and interest will be due and payable on maturity.

5. Scott County Housing Council will provide the mortgage loan for a term of 12 years at an annual interest rate of 2% below the prime rate, amortized over 15 years. Outstanding principal and interest will be due and payable on maturity.


Davenport is approximately 80 miles southwest of Cedar Rapids, Iowa, along the Mississippi River. Davenport is on U.S. Highway 61, near Interstate Highways 80, 280 and 74. Major employers in the area include Rock Island Arsenal, Deere & Company, and Genesis Heath Systems.

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                                                 LOCAL                            SHARING RATIOS:
LOCAL           LOCAL                            GENERAL        SHARING           ALLOCATIONS (4) AND
LIMITED         GENERAL            PROPERTY      PARTNER        RATIOS:           SALE OR REFINANCING       SERIES 13's CAPITAL
PARTNERSHIP     PARTNER            MANAGER (1)   FEES (2)       CASH FLOW (3)     PROCEEDS (5)              CONTRIBUTION (6)
--------------- ------------------ ------------- -------------- ----------------- ------------------------- -------------------
Davenport       Signature          Signature     $361,500       Series 13:        99.98%/.01%/.005%/.005%   $2,252,983
Housing         Holding Company    Management                   $2,500            9.99%/.01%/.005%/89.995%
VII                                Company
                                                                Then: to repay
                                                                the LGP's
                                                                mortgage loan,
                                                                then 9.99% to
                                                                Series 13, .01%
                                                                to SLP, .005% to
                                                                Class B limited
                                                                partner, and
                                                                balance to LGP
--------------- ------------------ ------------- -------------- ----------------- ------------------------- -------------------

1. The local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including land acquisition and development.

3. Reflects the plan of distributions for the net cash flow from operations, if any, of the local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 13, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, (iii) the Class B limited partner, and (iv) the local general partner.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 13, (ii) the special limited partner, (iii) the Class B limited partner, and (iv) the local general partner.

Item 9.01.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Third Amended and Restated Agreement of Limited Partnership of Davenport Housing VII, L.P. dated as of June 6, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13

Date: June 19, 2007           By:    WNC &  Associates, Inc.,
                                     General Partner

                                     By: /s/ THOMAS J. RIHA
                                         -------------------
                                         Thomas J. Riha,
                                         Senior Vice President - Chief Financial
                                         Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


         99.1 Third Amended and Restated Agreement of Limited Partnership of Davenport Housing VII, L.P. dated as of June 6, 2007